EXHIBIT 10.5
Luoshan     (2005) No. 5907

Legal person for the use of land: Luoshan Jinding Chemical Industry Co. Ltd.
Location: Xicheng Industry Zone, Luoshan County
Certificate Number: 21511160
Usage of land: comprehensive utilization
Usage type: Sale
Termination: January 15, 2055
Total area of use of land: 19370.40 square meters

According to <Chinese Constitution Law> and <Chinese Land and Property Management Regulation>, in order to protect the legal rights of land and property owners, we inspected the usage of the land hereinabove registered by registrant and to issue this certificate.

People’s government of Luoshan County

October 31, 2005

Luoshan     (2005) No. 5906

Legal person for the use of land: Luoshan Jinding Chemical Industry Co. Ltd.
Location: Xicheng Industry Zone, Luoshan County
Certificate Number: 21511161
Usage of land: comprehensive utilization
Usage type: Sale
Termination: January 15, 2055
Total area of use of land: 683.76 square meters

According to <Chinese Constitution Law> and <Chinese Land and Property Management Regulation>, in order to protect the legal rights of land and property owners, we inspected the usage of the land hereinabove registered by registrant and to issue this certificate.

People’s government of Luoshan County

October 31, 2005

Luoshan     (2005) No. 5905

Legal person for the use of land: Luoshan Jinding Chemical Industry Co. Ltd.
Location: Xicheng Industry Zone, Luoshan County
Certificate Number: 21511162
Usage of land: comprehensive utilization
Usage type: Sale
Termination: January 15, 2055
Total area of use of land: 38948.75 square meters

According to <Chinese Constitution Law> and <Chinese Land and Property Management Regulation>, in order to protect the legal rights of land and property owners, we inspected the usage of the land hereinabove registered by registrant and to issue this certificate.

People’s government of Luoshan County

October 31, 2005

Luoshan     (2005) No. 5904

Legal person for the use of land: Luoshan Jinding Chemical Industry Co. Ltd.
Location: Xicheng Industry Zone, Luoshan County
Certificate Number: 21511163
Usage of land: comprehensive utilization
Usage type: Sale
Termination: January 15, 2055
Total area of use of land: 8650.11 square meters

According to <Chinese Constitution Law> and <Chinese Land and Property Management Regulation>, in order to protect the legal rights of land and property owners, we inspected the usage of the land hereinabove registered by registrant and to issue this certificate.

People’s government of Luoshan County

October 31, 2005

Luoshan     (2005) No. 5908

Legal person for the use of land: Luoshan Jinding Chemical Industry Co. Ltd.
Location: Xicheng Industry Zone, Luoshan County
Certificate Number: 21511165
Usage of land: comprehensive utilization
Usage type: Sale
Termination: January 15, 2055
Total area of use of land: 101566 square meters

According to <Chinese Constitution Law> and <Chinese Land and Property Management Regulation>, in order to protect the legal rights of land and property owners, we inspected the usage of the land hereinabove registered by registrant and to issue this certificate.

People’s government of Luoshan County

October 31, 2005

Legal person for the use of land: Luoshan Jinding Chemical Industry Co. Ltd.
Location: Xicheng Industry Zone, Luoshan County
Certificate Number: 21511105
Map number 18-11118-12
Usage of land: Industry utilization
Grade of land: third
Usage type: Sale
Termination: September 9,2053
Total area of use of land: 95820.00 square meters

The land registered hereinabove is third grade land, legally possessed by Luoshan Jinding Chemical Industry Co. Ltd., total registered area is 95820.00 square meters.

People’s government of Luoshan County

September 28, 2003

Luoshan     (2006) No. 0537

Legal person for the use of land: Luoshan Jinding Chemical Industry Co. Ltd.
Location: Xicheng Industry Zone, Luoshan County
Certificate Number: 21511164
Usage of land: industry utilization
Usage type: Sale
Termination: January 15, 2055
Total area of use of land: 92999.00 square meters

According to <Chinese Constitution Law> and <Chinese Land and Property Management Regulation>, in order to protect the legal rights of land and property owners, we inspected the usage of the land hereinabove registered by registrant and to issue this certificate.

People’s government of Luoshan County

October 31, 2005

Luoshan     (2005) No. 5908

Legal person for the use of land: Luoshan Jinding Chemical Industry Co. Ltd.
Location: Xicheng Industry Zone, Luoshan County
Certificate Number: 21511152
Usage of land: comprehensive utilization
Usage type: Sale
Termination: January 15, 2055
Total area of use of land: 20236.80 square meters

According to <Chinese Constitution Law> and <Chinese Land and Property Management Regulation>, in order to protect the legal rights of land and property owners, we inspected the usage of the land hereinabove registered by registrant and to issue this certificate.

People’s government of Luoshan County

October 31, 2005